UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
August 24, 2005

Date of Report (Date of earliest event reported)
WEBMD CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-24975	94-3236644

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
669 River Drive, Center 2
Elmwood Park, New Jersey 07407-1361

(Address of principal executive offices, including zip code)
(201) 703-3400

(Registrant’s telephone number, including area code)

(Former name or address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
     To the extent required by Item 1.01 of Form 8-K, the information contained in or incorporated by reference into Item 8.01 of this Current Report is hereby incorporated by reference into this Item 1.01.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
     To the extent required by Item 2.03 of Form 8-K, the information contained in or incorporated by reference into Item 8.01 of this Current Report is hereby incorporated by reference into this Item 2.03.
Item 3.02. Unregistered Sales of Equity Securities
     To the extent required by Item 3.02 of Form 8-K, the information contained in or incorporated by reference into Item 8.01 of this Current Report is hereby incorporated by reference into this Item 3.02.
Item 8.01. Other Events
     The information contained in Exhibit 99.1 to this Current Report is incorporated by reference into this Item 8.01. On August 30, 2005, the Registrant completed the private placement of $300 million aggregate principal amount of its 3 1/8% Convertible Notes due 2025 (the “Notes”) and entered into an Indenture and a Registration Rights Agreement with respect to the Notes. Copies of the Indenture (which will contain a copy of the form of the Notes) and the Registration Rights Agreement will be filed as exhibits to this Current Report and, upon such filing, are hereby incorporated by reference into this Item 8.01. In the Registration Rights Agreement, we have agreed, for the benefit of the holders of the Notes and the shares of our common stock issuable upon conversion of the Notes, that we will, at our expense:

•	file with the SEC, within 120 days, a shelf registration statement covering resales of those securities;

•	use our reasonable best efforts to cause the shelf registration statement to be declared effective under the Securities Act of 1933, as amended (the “Securities Act”) within 180 days; and

•	use our reasonable best efforts to keep effective the shelf registration statement until the earliest of (i) the sale of all outstanding securities registered under the shelf registration statement; (ii) the expiration of the period referred to in Rule 144(k) of the Securities Act with respect to the Notes held by persons who are not affiliates of the Registrant; and (iii) two years after the effective date of the shelf registration statement.

We will be permitted to suspend the use of the prospectus that is part of the shelf registration statement during certain prescribed periods of time for reasons relating to pending corporate developments, public filings with the SEC and other events.

Item 9.01. Financial Statements and Exhibits
     (c)      Exhibits
     The following exhibits are filed or furnished herewith:
     99.1 Press release announcing the pricing of the Registrant’s 3 1/8% Convertible Notes due 2025

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, WebMD Corporation has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WEBMD CORPORATION
Dated: August 30, 2005	By:	/s/ Lewis H. Leicher
Lewis H. Leicher
Senior Vice President

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press release announcing the pricing of the Registrant’s 3 1/8% Convertible Notes due 2025

4